UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	CSX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On June 4, 2021, CSX Corporation (“CSX”) filed an amendment to its Amended and Restated Articles of Incorporation, as amended (the “Amendment”). The Amendment increases CSX’s authority to issue shares of its common stock, par value $1.00 per share (“Common Stock”), from 1.8 billion shares to 5.4 billion shares. The Amendment was filed in connection with the three-for-one split of the Common Stock described in Item 7.01 below. The effective time of the Amendment shall be 5:00 p.m. on June 18, 2021. A copy of the Amendment is filed herewith as Exhibit 3.1.

Item 7.01. Regulation FD Disclosure.

On June 3, 2021, the Board of Directors of CSX (the “Board”) approved a three-for-one split of the Common Stock (the “Stock Split”). Each holder of CSX Common Stock of record at the close of business on June 18, 2021, will receive two additional shares of CSX Common Stock for each share of CSX Common Stock held on that date. The additional shares resulting from the Stock Split will be distributed in book entry form on June 28, 2021. Shareholders will receive a direct registration (book-entry) statement for the additional shares of CSX Common Stock resulting from the Stock Split and will not need to exchange existing stock certificates.

A copy of the press release announcing the Stock Split is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 hereto, has been “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section. The information in this Current Report under Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Exhibits.

(d) The following exhibits are being filed or furnished herewith:

Exhibit No.	Description

3.1	Articles of Amendment to CSX Corporation’s Amended and Restated Articles of Incorporation, as amended. Filed herewith.

99.1	Press Release dated June 4, 2021 from CSX Corporation. Furnished herewith.*

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Any internet addresses provided in this exhibit are for informational purposes only and are not intended to be hyperlinks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Nathan D. Goldman
Name:	Nathan D. Goldman
Title:	Executive Vice President - Chief Legal Officer & Corporate Secretary

DATE: June 7, 2021